ASA LIMITED
                                  Paddock View
                               36 Wierda Road West
                           Sandton 2196, South Africa

                          GENERAL MEETING IN TWO WEEKS

                          PLEASE VOTE YOUR PROXY TODAY!

                                                        October 28, 2004

Dear ASA Shareholder:

     The General Meeting of Shareholders of ASA Limited, to be held on November 11, 2004, is only two weeks away. Your vote is important no matter how many shares you hold.

     According to our latest records, we have not yet received your proxy for this important meeting. Your Board of Directors unanimously recommends that you vote "FOR" the proposal that would authorize ASA Limited to move its place of incorporation from the Republic of South Africa to the Commonwealth of Bermuda, by the transactions described in the Prospectus/Proxy Statement, dated October 7, 2004. ASA Limited seeks to effect this change primarily because of certain taxes it recently became subject to, or will be subject to, in South Africa that will adversely affect ASA Limited and its shareholders.

     Approval of the proposal requires the affirmative vote of not less than three-fourths of the total votes to which shareholders present in person or by proxy at the meeting are entitled. Your participation is important.

                                PLEASE ACT TODAY

     Please submit your vote in this important matter regarding the future of your investment - by marking, signing, dating and returning the enclosed proxy in the postage-paid return envelope provided.

     Thank you for your cooperation and continued support.

                                        Sincerely,

                                        /s/ Robert J. A. Irwin
                                        ------------------------
                                        Robert J. A. Irwin
                                        Chairman of the Board

                             YOUR VOTE IS IMPORTANT

Please help your company save additional solicitation costs by marking, signing, dating and mailing your proxy today. Please return your proxy immediately. If you have any questions, or need assistance, please call D. F. King & Co., Inc., toll-free, 1-800-347-4750.

                                   ASA LIMITED
                                  Paddock View
                               36 Wierda Road West
                           Sandton 2196, South Africa

                          GENERAL MEETING IN TWO WEEKS

                               PLEASE VOTE TODAY!

                                                        October 28, 2004

Dear ASA Shareholder:

     The General Meeting of Shareholders of ASA Limited, to be held on November 11, 2004, is only two weeks away. Your vote is important no matter how many shares you hold.

     According to our latest records, we have not yet received your voting instructions for this important meeting. Your Board of Directors unanimously recommends that you vote "FOR" the proposal that would authorize ASA Limited to move its place of incorporation from the Republic of South Africa to the Commonwealth of Bermuda, by the transactions described in the Prospectus/Proxy Statement, dated October 7, 2004. ASA Limited seeks to effect this change primarily because of certain taxes it recently became subject to, or will be subject to, in South Africa that will adversely affect ASA Limited and its shareholders.

     Approval of the proposal requires the affirmative vote of not less than three-fourths of the total votes to which shareholders present in person or by proxy at the meeting are entitled. Your participation is important.

     Please submit your vote in this important matter regarding the future of your investment - by voting by telephone, via the internet or by marking, signing, dating and returning the enclosed voting instruction form in the postage-paid return envelope provided.

     If you have any questions or need assistance voting your shares, please call our proxy solicitor, D. F. King & Co., Inc., toll free at 1-800-347-4750.

     Thank you for your cooperation and continued support.

                                        Sincerely,

                                        /s/ Robert J. A. Irwin
                                        ------------------------
                                        Robert J. A. Irwin
                                        Chairman of the Board

                               3 EASY WAYS TO VOTE

     Help your company avoid the expense of further solicitation by voting today. You may use one of the following simple methods to vote your shares:

     1. Vote by Telephone. Call the toll-free number listed for this purpose on your voting instruction form. Have your control number listed on the form ready and follow the simple instructions.

     2. Vote by Internet. Go to the website listed on your voting form. Have your control number listed on the form ready and follow the simple instructions.

     3. Vote by Mail. Mark, sign, date and return your voting form in the postage-paid return envelope provided.

                                PLEASE ACT TODAY

                             YOUR VOTE IS IMPORTANT

Please help your company save additional solicitation costs by marking, signing, dating and mailing your voting form today. Internet and telephone voting are also available. Please refer to your voting form for instructions. Your broker or bank cannot vote your shares unless it receives your instructions. Please return your voting form immediately. If you have any questions, or need assistance, please call D. F. King & Co., Inc., toll-free, 1-800-347-4750.